UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2005
Date of Report (Date of earliest event reported)

RAPA MINING INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50930	98-0415276
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 900, 555 Burrard Street
Vancouver, British Columbia, Canada	V7X 1M8
(Address of principal executive offices)	(Zip Code)

(604) 836-5999
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 14. 2005, Rapa Mining Inc. (the “Company”) entered into a share purchase agreement with Clyvia Capital Holding GmbH (“Clyvia Capital”), Clyvia Technology GmbH (“Clyvia Technology”) and Brian Cheston for the purchase of a 100% ownership interest in Clyvia Technology from Clyvia Capital (the “Share Purchase Agreement”). The Share Purchase Agreement is dated for reference as of the 7th day of April, 2005. Mr. Cheston is a member of the Company’s Board of Directors and is the Company’s President, Chief Executive Officer, Secretary and Treasurer. Mr. Cheston is also one of the Company’s principal stockholders. Clyvia Technology is a company based in Wegberg, Germany engaged in the development of a proprietary technology that uses a process known as catalytic depolymerization to produce fuel from industrial waste materials such as plastics.

Under the terms of the Share Purchase Agreement, the Company has agreed to issue to Clyvia Capital 55,000,000 shares of its common stock in exchange for a 100% ownership interest in Clyvia Technology. These shares will be issued to Clyvia Capital pursuant to Regulation S of the Securities Act of 1933 based upon representations made by Clyvia Capital that it is not a “U.S. person” as that term is defined in Regulation S. In addition, Mr. Cheston has agreed to transfer 14,000,000 shares in the Company’s common stock to Clyvia Capital at an aggregate sale price of $10,000. Closing of the acquisition is expected to take place on or before June 6, 2005. Closing is subject to a number of customary conditions, including the delivery of audited financial statements for Clyvia Technology and completion of the Company’s due diligence investigations. Upon completion of the acquisition of Clyvia Technology, the Company’s current officers and Board of Directors will resign and Walter P.W. Notter will be appointed as the Company’s sole director and as its President, Chief Executive Officer, Secretary and Treasurer.

Mr. Notter is a financial management consultant with over 20 years of experience in the Swiss banking industry and has held the position of managing director for a number of Swiss investment banks.

A copy of the Share Purchase Agreement and the press release announcing the Company’s entry into the Share Purchase Agreement have been attached as exhibits to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	10.1	Share Purchase Agreement between Clyvia Capital Holding GmbH, Rapa Mining Inc., Clyvia Technology GmbH and Brian Cheston, dated for reference the 7th day of April, 2005.

	99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPA MINING INC.

Date:	April 15, 2005
By:
/s/ Brian Cheston
		Name:	Brian Cheston
		Title:	President, Chief Executive Officer,
Secretary and Treasurer